Financial Instruments	12 Months Ended
Mar. 31, 2025
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments
24.
FINANCIAL INSTRUMENTS
i)
Financial risk management

The Predecessor and the Successor have exposure to the following risks from their use of financial instruments:

•
credit risk;
•
liquidity risk; and
•
market risk

This note presents information about the Predecessor and the Successor’s exposure to each of the above risks, the Predecessor and the Successor’s objectives, policies and processes for measuring and managing risk, and the Predecessor and the Successor’s management of capital.

a)
Risk management framework

Risk management is integral to the whole business of the Predecessor and the Successor. The Predecessor and the Successor have a system of controls in place to create an acceptable balance between the cost of risks occurring and the cost of managing the risks. The management continually monitors the Predecessor and the Successor’s risk management process to ensure that an appropriate balance between risk and control is achieved. Risk management policies and systems are reviewed regularly to reflect changes in market conditions and the Predecessor and the Successor’s activities.

The Board of Directors is responsible for setting the objectives and underlying principles of financial risk management for the Predecessor and the Successor. The management team establishes detailed policies such as risk identification and measurement and exposure limits.

b)
Credit risk

Credit risk is the risk of financial loss to the Predecessor and the Successor if a customer or counterparty fails to meet its contractual obligations and arises principally from the Predecessor and the Successor’s receivables from customers.

At the end of each reporting period, the Predecessor and the Successor’s maximum exposure to credit risk which will cause a financial loss to the Predecessor and the Successor due to failure to discharge an obligation by the counterparties arises from the carrying amount of the respective recognized financial assets as stated in the statements of financial position.

In order to minimize credit risk, credit exposure to an individual customer is restricted by the credit limit approved by the management. Customers’ payment profile and credit exposure are continuously monitored by the financial controller and reported to the management and Board of Directors.

In addition, the Predecessor and the Successor have a sizable customer base which minimizes the concentration of credit risk and the aggregate value of transactions concluded is spread amongst approved counterparties. As of March 31, 2025, 1 customer from Saudi Arabia account for 11% of total trade receivables. (March 31, 2024: 1 customer from Saudi Arabia account for 58% of total trade receivables).

Trade receivables and contract assets

The Predecessor and the Successor use an allowance matrix to measure the ECLs of trade receivables from customers. Loss rates are calculated under a 'roll rate' method based on the probability of a receivable progressing through successive stages of delinquency to write-off.

The following table provides information about the exposure to credit risk and ECLs for trade receivables and contract assets as of March 31, 2025 and 2024:

	Gross carrying amount	Loss allowance	Credit- impaired
	US$’000	US$’000
As of March 31, 2025 (Successor)
Current	8,773	—	No
≤30 days past due	4,626	—	No
31 – 60 days past due	306	—	No
61 – 90 days past due	8	—	No
≥91 days past due	861	—	No
	14,574	—
Credit impaired
Individually impaired	124	124	Yes
	14,450	124
As of March 31, 2024 (Successor)
Current	26,991	—	No
≤30 days past due	5,284	—	No
31 – 60 days past due	883	—	No
61 – 90 days past due	408	—	No
≥91 days past due	115	—	No
	33,681	—
Credit impaired
Individually impaired	3	3	Yes
	33,678	3

The movement in the allowance for impairment in respect of trade receivables and contract assets during the year was as follows:

	Successor	Successor	Predecessor
	For the year ended March 31, 2025	For the period June 16, 2023 through March 31, 2024	For the period April 1 through June 15, 2023
	US$’000	US$’000	US$’000
At beginning of period	3	6	6
Impairment loss recognized	121	—	—
Reversal of impairment	—	(3)	—
At end of period	124	3	6

Cash and cash equivalents

The Group held cash and cash equivalents of $73.0 million at March 31, 2025 (2024: $43.5 million). The cash and cash equivalents are held with reputable banks and financial institution counterparties.

Impairment on cash and cash equivalents has been measured on a 12-month expected loss basis and reflects the short maturities of the exposures. The Group considers that its cash and cash equivalents have low credit risk based on the external credit ratings of the counterparties and therefore have insignificant provisions for expected credit losses.

c)
Liquidity risk

Liquidity risk is the risk that the Predecessor and the Successor will not be able to meet their financial obligations as they fall due. The Predecessor and the Successor monitor their liquidity risk, maintain a level of cash and cash equivalents deemed adequate by management to finance the Predecessor and the Successor’s operations and mitigate the effect of fluctuations in cash flows. Management believes that the repayment of the liabilities will be met out of operating cash flows and the Predecessor and the Successor will have adequate resources to continue in operational existence for the foreseeable future.

The following are the remaining contractual maturities of financial liabilities, including estimated interest payments and excluding the impact of netting agreements:

For the years ending March 31,	2026	2027	2028	2029	2030	Thereafter	Total
2025	US$’000	US$’000	US$’000	US$’000	US$’000	US$’000	US$’000
Financial liabilities
Trade and other payables	15,070	—	—	—	—	—	15,070
Lease obligation	1,489	1,342	747	522	506	4,790	9,396
Total contractual obligations	16,559	1,342	747	522	506	4,790	24,466

For the years ending March 31,	2025	2026	2027	2028	2029	Thereafter	Total
2024	US$’000	US$’000	US$’000	US$’000	US$’000	US$’000	US$’000
Financial liabilities
Trade and other payables	47,535	5,000	—	—	—	—	52,535
Loans and borrowings	6,504	—	—	—	—	—	6,504
Lease obligation	933	533	371	131	131	1,144	3,243
Total contractual obligations	54,972	5,533	371	131	131	1,144	62,282

d)
Market risk

Market risk is the risk that changes in market prices, such as foreign exchange rates and interest rates will affect the Predecessor and the Successor’s income or the value of its holdings of financial instruments. The objective of market risk management is to manage and control market risk exposures within acceptable parameters, while optimizing the return on risk.

Currency risk

The Predecessor and the Successor are exposed to transactional foreign currency risk to the extent that there is a mismatch between the currencies in which sales, purchases and receivables, that are denominated in a currency other than the respective functional currencies of Predecessor and the Successor’s entities. The entity with significant exposure is OMS (Indonesia) with transactions primarily denominated are the United States Dollar (USD) and Indonesian Rupiah (IDR). The exposure of the other Predecessor and the Successor's entities are minimal. Foreign currency is monitored and managed by the Predecessor and the Successor on an ongoing basis as the Predecessor and the Successor endeavor to keep the net exposure at an acceptable level.

The foreign currency exposure in IDR is as follows based on notional amounts:

	Successor	Successor
	As of March 31, 2025	As of March 31, 2024
	US$’000	US$’000
Trade receivables	1,377	1,953
Cash and cash equivalents	5,709	7,747
Trade payables	(725)	(2,253)
Net exposure	6,361	7,447

Sensitivity analysis

A reasonably possible strengthening (weakening) of the US dollar, as indicated below, against the IDR at March 31, and a possible strengthening (weakening) of the local non-USD functional currencies against the USD, would have increased and (decreased) profit or loss by the amounts shown below. This analysis assumes that all other variables, in particular interest rates, remain constant and ignores any impact of forecasted sales and purchases.

	Successor	Successor
	As of March 31, 2025	As of March 31, 2024
	US$’000	US$’000
March 31
USD (10% strengthening)	59	(193)
IDR (10% strengthening)	(636)	(419)

March 31
USD (10% weakening)	(59)	193
IDR (10% weakening)	636	419

Interest rate risk

The Predecessor and the Successor are exposed to interest rate risk as the Predecessor and the Successor have loans which are interest bearing. The interest rates and terms of repayment of the loans are disclosed in the notes to the financial statements.

Sensitivity analysis

The sensitivity analysis below has been determined based on the exposure to interest rate for non-derivative instruments at the end of year. A 50 basis point increase or decrease is used when reporting interest rate risk internally to key management personnel and represents management’s assessment of the reasonably possible change in interest rates.

If interest rates on loans and borrowings, including cash pooling arrangements, had been 50 basis points higher or lower and all other variables were held constant, the Successor’s profit for 2025 would decrease or increase by approximately $Nil (2024: $0.04 million).

ii)
Capital management

The Predecessor and the Successor’s objectives in managing capital are to ensure that the Predecessor and the Successor will be able to continue as a going concern and to maintain an optimal capital structure so as to enable it to execute business plans and to maximize shareholder value. The Predecessor and the Successor define “capital” as including all components of equity and external borrowings.

The capital management strategy translates into the need to ensure that at all times the Predecessor and the Successor have the liquidity and cash to meet their obligations as they fall due while maintaining a careful balance between equity and debt to finance its assets, day-to-day operations and future growth. Having access to flexible and cost-effective financing allows the Predecessor and the Successor to respond quickly to opportunities.

The Predecessor and the Successor’s capital structure is reviewed on an ongoing basis with adjustments made in light of changes in economic conditions, regulatory requirements and business strategies affecting the Predecessor and the Successor. The Predecessor and the Successor balance their overall capital structure by considering the costs of capital and the risks associated with each class of capital. In order to maintain or achieve an optimal capital structure, the Predecessor and the Successor may issue new shares from time to time, retire or obtain new borrowings or adjust the asset portfolio.

iii)
Accounting classification and fair values

The carrying amounts of each of the categories of financial instruments as at the end of the financial years are as follows:

	Successor	Successor
	As of March 31, 2025	As of March 31, 2024
	US$’000	US$’000
Financial assets at amortized cost
Trade receivables and other assets*	14,201	33,441
Cash and cash equivalents	72,950	43,470
	87,151	76,911

Financial liabilities at amortized cost
Trade and other payables	15,070	52,535
Loans and borrowings	—	6,504**
	15,070	59,039

* Excluding prepayments, goods and services tax receivable, net and deferred offering costs.

** The loan amount of $6.5 million included an accrued interest of $0.7 million under the terms of the loan.

Fair values

The fair values of each category of financial assets and liabilities are not materially different from their carrying values as presented.